                                                                EXHIBIT 10.15(b)

January 29, 1996



Mr. Bryce Anderson
P.O. Box 247
Ennis, Texas

RE:  Stock Options

Dear Bryce:

Reference is made to that certain letter to you dated December 23, 1993 (the "Option Letter") from Cinemark USA, Inc. (the "Company") pursuant to which the Company granted you options (the "Options") to purchase 300 shares of the Class B Common Stock of the Company (the "Common Stock") at an exercise price of $833.34 per share and subject to the other terms and conditions set forth in the Option Letter.

We have mutually agreed that the Option Letter is hereby amended to reduce the number of shares of Common Stock covered by the Option Letter from 300 shares to 200 shares and to reduce the exercise price of the Options from $833.34 per share to $1.00 per share. Except as expressly amended hereby, all other terms and conditions of the Option Letter shall remain in full force and effect. The undersigned option holder acknowledges and agrees that this amendment of the Option Letter is made by the Option holder in consideration for the reduction of the exercise price of the Options as stated above.



                               CINEMARK USA, INC.



                               By:  /s/ Alan W. Stock
                                    ----------------------------------
                                    Alan W. Stock
                                    President


Acknowledged and agreed:


/s/ Bryce Anderson
- ----------------------------
Bryce Anderson
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January 29, 1996



Mr. Heriberto Guerra, Jr.
175 E. Houston, Suite 18-B-80
San Antonio, Texas 78205

RE:  Stock Options

Dear Berto:

Reference is made to that certain letter to you dated December 23, 1993 (the "Option Letter") from Cinemark USA, Inc. (the "Company") pursuant to which the Company granted you options (the "Options") to purchase 300 shares of the Class B Common Stock of the Company (the "Common Stock") at an exercise price of $833.34 per share and subject to the other terms and conditions set forth in the Option Letter.

We have mutually agreed that the Option Letter is hereby amended to reduce the number of shares of Common Stock covered by the Option Letter from 300 shares to 200 shares and to reduce the exercise price of the Options from $833.34 per share to $1.00 per share. Except as expressly amended hereby, all other terms and conditions of the Option Letter shall remain in full force and effect. The undersigned option holder acknowledges and agrees that this amendment of the Option Letter is made by the Option holder in consideration for the reduction of the exercise price of the Options as stated above.



                               CINEMARK USA, INC.



                               By:  /s/ Alan W. Stock
                                    ------------------------------
                                    Alan W. Stock
                                    President


Acknowledged and agreed:


/s/ Heriberto Guerra, Jr.
- -------------------------------
Heriberto Guerra, Jr.

January 29, 1996



Mr. Sheldon I. Stein
Bear, Stearns & Co. Inc.
300 Crescent Court, Suite 200
Dallas, Texas 75201

RE:  Stock Options

Dear Shelly:

Reference is made to that certain letter to you dated December 23, 1993 (the "Option Letter") from Cinemark USA, Inc. (the "Company") pursuant to which the Company granted you options (the "Options") to purchase 300 shares of the Class B Common Stock of the Company (the "Common Stock") at an exercise price of $833.34 per share and subject to the other terms and conditions set forth in the Option Letter.

We have mutually agreed that the Option Letter is hereby amended to reduce the number of shares of Common Stock covered by the Option Letter from 300 shares to 200 shares and to reduce the exercise price of the Options from $833.34 per share to $1.00 per share. Except as expressly amended hereby, all other terms and conditions of the Option Letter shall remain in full force and effect. The undersigned option holder acknowledges and agrees that this amendment of the Option Letter is made by the Option holder in consideration for the reduction of the exercise price of the Options as stated above.



                               CINEMARK USA, INC.



                               By:  /s/ Alan W. Stock
                                    ---------------------------
                                    Alan W. Stock
                                    President


Acknowledged and agreed:


/s/ Sheldon I. Stein
- -------------------------------
Sheldon I. Stein